FORTIS GROWTH FUND, INC.

Supplement to Fortis Stock Funds Prospectus
Dated January 1, 1998

The following information supersedes any contrary information contained on pages 20-21 of the Fund's
Prospectus in the section entitled "Portfolio
Management":

As of March 16, 1998, the Growth Fund's primary portfolio manager is Michael J. Romanowski. From
October 1995 to March 1998 Mr. Romanowski was a portfolio manager for Value Line in New York, New York.
From June 1992 until October 1995 he was a securities analyst for Conning & Co. in Hartford, Connecticut.

Stephen M. Poling, the Growth Fund's manager since
1983, has retired.